SCHEDULE OF NOTES PAYABLE (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
Vehicle note payable for $40,248 with monthly installment payments of $799, including interest at 6.99% per annum. The loan is collateralized by the respective vehicle and is due in February 2027.	$ 17,007	$ 19,082
Less current portion	(8,674)	(8,524)
LONG-TERM PORTION	$ 8,333	$ 10,558